Exhibit 99.1
New York City Portfolio Presentation May 2024

Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved. Factors which could cause the Company’s actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted). The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Use of Non-GAAP Financial Measures 2

New York Portfolio’s Long-Term Value Creation CUBE remains uniquely positioned to outperform in the country’s strongest self-storage market High Quality Portfolio An irreplaceable portfolio of high-quality properties across the NYC boroughs with a complementary presence across key suburban submarkets Attractive Demand Profile NYC is the most attractive self-storage market in the world as the unique demographics and a stable customer base support consistent long-term cash flow growth Positive Supply Trends NYC continues to have the lowest square feet of storage per capita even after recent development deliveries while new tax regulations should limit future supply in NYC Premier Storage Operator Our scale, coupled with our years of experience operating in this unique market, position us to generate efficiencies and drive incremental cash flow growth 3

Over the last 10+ years, we have assembled the highest quality portfolio of stores in New York City, providing both breadth of coverage across all five boroughs and depth within key submarkets New York City Portfolio Summary 1. As of April 30, 2024 4 Properties Owned Managed Total 1 Brooklyn 14 9 23 Queens 15 5 20 Bronx 14 1 15 Manhattan 1 3 4 Staten Island 1 3 4 Total 45 21 66 Largest owner of self-storage properties in the outer boroughs of NYC High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator Brooklyn Queens Bronx Manhattan Staten Island Owned Managed

Greater New York MSA Portfolio 1. As of April 30, 2024 5  Our portfolio in the New York City boroughs is complemented by a significant presence throughout the suburbs, allowing us to meet our customers’ changing needs as they transition through the various stages of their lives  The third-party management platform supplements the portfolio, adding additional scale through complementary CubeSmart branded locations Owned Managed Properties Owned Managed Total 1 New York City 45 21 66 Northern NJ 20 21 41 Long Island 9 5 14 Westchester 5 5 10 Total 79 52 131 New York City portfolio complemented by a strong presence across the major suburban markets High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

Population Density Renter % 2,561,225 36,905 per sq. mi 70.5 0.0% 5.0% 10.0% 15.0% 2017 2018 2019 2020 2021 2022 2023 2024 % of Existing Stock Brooklyn Annual Deliveries Doesn't Compete Competes w/ CUBE Coney Island Gowanus East NY Atlantic Ave Corridor Brooklyn Market Summary 6 High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator Rank Operator Owned Total 1 CubeSmart 14 23 2 Extra Space 9 23 3 Public Storage 8 9 4 Stop & Stor 7 7 4 Safeguard 7 7 Top 5 Operators1 < $35 $35 to $40 $40 to $45 > $45 Avg. Market Rent4 Key Submarkets Demographics2 SF per Capita CAGR ‘14-23 Sq. Feet per Capita Square Feet 6.8M 2.7 +4.3% Market Supply3 3 1. Source: Yardi Matrix as of April 30, 2024 2. Source: US Census Bureau Estimates as of July 1, 2023 3. Source: YardiMatrix, CUBE internal market data 4. CUBE average same-store in-place rent per occupied square foot as of March 31, 2024

0.0% 5.0% 10.0% 15.0% 2017 2018 2019 2020 2021 2022 2023 2024 % of Existing Stock Queens Annual Deliveries Doesn't Compete Competes w/ CUBE Ridgewood Jamaica Long Island City Astoria College Point/ Flushing Bellerose Top 5 Operators1 Rank Operator Owned Total 1 CubeSmart 15 20 2 Safeguard 7 7 3 Stop & Stor 6 6 4 Extra Space 5 10 4 Public Storage 5 6 Queens Market Summary 7 High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator < $35 $35 to $40 $40 to $45 > $45 Avg. Market Rent4 Population Density Renter % 2,252,196 20,719 per sq. mi 55.4% Demographics2 SF per Capita CAGR ‘14-23 Sq. Feet per Capita Square Feet 6.1M 2.7 +4.4% Market Supply3 3 Key Submarkets 1. Source: Yardi Matrix as of April 30, 2024 2. Source: US Census Bureau Estimates as of July 1, 2023 3. Source: YardiMatrix, CUBE internal market data 4. CUBE average same-store in-place rent per occupied square foot as of March 31, 2024

Rank Operator Owned Total 1 CubeSmart 14 15 2 Extra Space 7 18 3 Storage Post 5 5 4 Public Storage 3 3 4 Safeguard 3 3 Top 5 Operators1 0.0% 5.0% 10.0% 15.0% 2017 2018 2019 2020 2021 2022 2023 2024 % of Existing Stock Bronx Annual Deliveries Don't Compete Competes w/ CUBE Bronx Market Summary 8 High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator < $35 $35 to $40 $40 to $45 > $45 Avg. Market Rent4 Population Density Renter % 1,356,476 32,144 per sq. mi 78.8% Demographics2 SF per Capita CAGR ‘14-23 Sq. Feet per Capita Square Feet 4.5M 3.3 +2.8% Market Supply3 3 Key Submarkets South Bronx Bronx River/ Bruckner Riverdale/ Kingsbridge Co-Op City 1. Source: Yardi Matrix as of April 30, 2024 2. Source: US Census Bureau Estimates as of July 1, 2023 3. Source: YardiMatrix, CUBE internal market data 4. CUBE average same-store in-place rent per occupied square foot as of March 31, 2024

0.0% 10.0% 20.0% 30.0% 40.0% 0 500,000 1,000,000 1,500,000 2,000,000 Brooklyn Queens Bronx CUBE Market Share Total CUBE Square Feet CUBE Market Share % 9 Market Breadth and Depth 1. Trailing 3-month net operating income for total owned store portfolio for the period ending March 31, 2024 2. CUBE Market Share defined as % of market SF owned or managed by CUBE; Source: YardiMatrix, CUBE internal data Diversified Submarkets1 Our portfolio in the New York MSA is well-diversified across seven distinct submarkets which each have unique demographic trends and economic drivers that are supportive of strong self-storage demand Market Leader Our market-leading position in the three major outer boroughs, with 29% of available square footage, creates important scale to drive operational efficiencies and brand recognition Coverage across all major submarkets with scale in the core outer boroughs High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator 2,3 3. As of March 31, 2024 for owned and managed stores All Other Markets

High-Quality Assets The largest portfolio of purpose-built Class A properties in the outer boroughs of New York City 10 High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

Irreplaceable portfolio of purpose-built stores along key thoroughfares High-Quality Real Estate Property stands out with great visibility for distinctive branding Right off the Major Deegan with 148,000 cars daily Significant multifamily presence with 37k residents per square mile CubeSmart at 2880 Exterior Street, Bronx, NY Easily accessible from highway exit High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator 11

High-Quality Real Estate Adjacent to our property, two Class A multifamily towers now sit on the site of what was a former bus depot CubeSmart at E 135th Street, Bronx, NY Development on the waterfront has added residential & mixed-use space to the market, increasing traffic and density Exceptional locations near transformative development corridors Exposure to significant multifamily development in:  the South Bronx  Gowanus & Atlantic Ave corridors in Brooklyn  Long Island City & College Point sections of Queens High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator 12

High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

# Diverse Customer Base Across the Outer Boroughs

## Robust local economies are more diversified and less dependent on cyclical industries


Primary Industries for Employment[1]
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Government
Construction & Manufacturing
Trade, Transportation, and Utilities
Education & Health
Finance
Information & Business services
Leisure, Hospitality, and Other Services
Bronx
Brooklyn
Queens
Manhattan

| | Brooklyn | Bronx | Queens |
|---|---|---|---|
| Employment[2] | 643k | 268k | 544k |
| GDP[3] | $92.3B | $38.7B | $88.6B |

- Education, health, and government services employ over half of workers across the outer boroughs
- Employers in the outer boroughs are generally blue-collar industries compared to the white-collar focus of Manhattan
- The workforce of the outer boroughs is predominantly in less cyclical & transient industries and therefore more permanently ingrained in their communities

1. Source: US Census Bureau
2. Source: US Census Bureau Total Employment, 2021
3. Source: Bureau of Economic Analysis GDP by County, 2021

13

0 200 400 600 800 1000 3-Mile Population (000’s) NYC Other 0 10 20 30 40 Population Density Per Square Mile (000’s) NYC Other 0% 25% 50% 75% 100% % Renter Occupied NYC Other 14 Strong demand drivers and local economies create the premier storage market Attractive Demographic Profile 1 1 1 Largest Populations The significantly higher populations of the immediate trade rings in NYC create a robust demand profile Concentration of Renters Renters enhance the demand environment as they are 3.9x more likely to move than homeowners Densest Populations High population density supports the fundamental backdrop by providing a deep pool of potential customers 1. Source: CubeSmart 3-mile portfolio demographics High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

Tighter customer trade rings benefit from increased density Hyper-Localized Submarkets 24 Customer Map: Cromwell Ave, Bronx NY Customer Map: Angel Parkway, Allen TX 59% of customers within 1 mile 15 26% of customers within 1 mile High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

Longer Length of Stay Demand in NYC is for more of a supplement to the city’s small living spaces which creates a longer-term customer. The average length of stay of our customer base at our stabilized stores in NYC is four months greater than the portfolio average Less Churn NYC stores see less churn as there are fewer short-term renters which creates a longer-term customer base. 69% of NYC customers have rented for more than one year and 50% have rented for more than two, both meaningfully higher than the portfolio average (62% and 45% respectively) Smaller Unit Size The unit mix for stores in NYC is drastically different, with average unit sizes of 52 square feet, 51% smaller than the same-store portfolio Cash Payments & Autopay NYC customers are different than the rest of the country. Customer behaviors, such as a greater percentage of cash payments and lower autopay usage, require slightly different operational practices 16 Distinctive demand drivers change the profile of renters and create a more stable customer Stable Customer Base High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

Diverse Portfolio with Strong Supply-Demand Characteristics Each borough is a sizable market on its own, and the attractive supply-demand backdrop supports significantly higher rental rates than similarly-sized markets Realized RPSF3 SF per Capita Rank MSA Population1 2 1 New York-Northern NJ-Long Island, NY-NJ-PA 19.6M 3.5 $36.93 24 San Antonio, TX 2.70 M 8.6 $17.22 Brooklyn 2.56 M 2.7 $42.61 25 Portland-Vancouver-Hillsboro, OR-WA Metro Area 2.50 M 6.5 $16.20 30 Cincinnati, OH-KY-IN Metro Area 2.27 M 5.8 $11.16 Queens 2.25 M 2.7 $40.92 30 Kansas City, MO-KS Metro Area 2.22 M 6.4 $11.40 43 Louisville/Jefferson County, KY-IN Metro Area 1.37 M 6.7 $10.20 Bronx 1.36 M 3.3 $38.59 44 Richmond, VA Metro Area 1.35 M 7.1 $12.48 1. US Census Bureau Annual Estimates of Resident Population For Metropolitan Statistical Areas as of July 1, 2023 2. 2024 Self Storage Almanac & CUBE Internal Market Research High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator 17 3. CUBE same-store quarterly average realized rent per occupied square foot for the 3 months ended March 31, 2024 4. Yardi Matrix average March 2024 rate for 10x10 unit (CUBE does not own properties in these markets) 4 4 4 4 4

2.8 2.9 3.4 4.7 4.9 4.9 6.0 6.4 7.0 7.1 7.2 7.3 8.1 8.8 9.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Market Square Feet Per Capita NYC Boroughs vs. Top 12 MSAs 24 Low Supply Supply per capita across the three core outer boroughs is less than half the national average Recent Deliveries New development has increased supply per capita over the last five years by 22%, but overall supply levels remain very low and the supply-demand dynamic is still very attractive Future Outlook Legislative changes over the last seven years, primarily the restrictions on self-storage development in IBZ industrial zones and the exclusion from eligibility for ICAP tax abatements, have meaningfully increased the barriers to entry 18 NYC remains the lowest-supplied major market across the country Lowest-Supplied Self-Storage Markets 1. Source: 2024 Self-Storage Almanac & CUBE internal market research High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator 1

Source: CUBE Internal Market Research & Yardi Data 19 Supply Deliveries, 2018-2020 Supply Deliveries, 2022-2024 Slowing Impact of Supply Legislation changes over the last decade are finally slowing deliveries across the outer boroughs < +10% +10% to +15% +15% to +20% > +20% 3-year Increase in Net Rentable Square Footage High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

The strength of NYC is proven by its ability to generate growth throughout the recent supply wave Strong Demand Trends Navigate Supply Lease-up 20 Strong demographics support demand, helping NYC generate positive revenue growth even during the peak of supply deliveries, in contrast to other supply-impacted markets that experienced more challenging performance during their peak delivery period High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator 3.0% 1.1% -2.0% -1.5% -1.5% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% New York/NJ/LI Chicago Houston Denver NYC/NJ/LI Chicago Houston Denver Time of Peak Supply 2019-2021 2016-2018 2017-2019 2017-2019 Increase in SF per Capita1 +20.3% +13.2% +16.2% +29.2% 3-Year Same-Store Revenue Growth CAGR2 1. Source: YardiMatrix & CUBE internal market research 2. Compounded annual revenue growth for the 2016 Same-Store Pool in each respective market for the defined three-year period

21 CUBE Development in New York Significant value-creation through development, but future opportunities are likely to be in the suburbs High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator Pre-2021 Delivery 2021-2022 Delivery Under Development1 Avg. Market Rent $717 Million Investment in the NY/NJ/LI MSA2 Portfolio enhancement and meaningful value creation Brooklyn Bronx Queens Manhattan Suburbs $168.2M $142.1M $143.6M $81.2M $182.0M 1. Includes a development project in New Rochelle, NY recently added to the pipeline 2. All-in cost of development projects completed or currently in the pipeline - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 Annual Deliveries ($ in thousands)

Premier New York City Operator 22 Top operators in NYC such as Storage Deluxe and Treasure Island recognized the power of the CubeSmart platform and turned over operations to increase performance and create efficiencies High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator Leading presence and market experience positions CUBE to outperform in New York City

24 Ubiquity of the Brand Coverage across all major submarkets in the outer boroughs creates brand recognition across the entire market Store Branding Bright colors & distinctive branding turns each of our properties into a billboard for CubeSmart and the product OOH Marketing Significant market presence allows us to invest in additional digital and out-of-home (“OOH”) marketing platforms that would be inefficient with less scale and coverage 23 Market Coverage Creates Brand Recognition CubeSmart is the preeminent self-storage brand in the outer boroughs High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

Brand Recognition Creates Marketing Efficiencies 24 Scale within the market creates competitive advantages across marketing channels 3x Organic search share in NYC vs. other markets #1 REIT in organic search results in NYC Brand recognition drives half of web traffic to CUBE-branded search terms which are at a 57% cost-per-click discount to non-branded terms 62% Higher paid search conversion rate in NYC High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator

87.0% 88.0% 89.0% 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% Mar-20 Mar-21 Mar-22 Mar-23 Mar-24 Same-Store Occupancy New York City Total More stable customer base generates lower-beta cash flows to perform throughout cycles Unique Demand Characteristics Drive Long-Term Performance 24 Steadier demand levels drove more stable occupancy trends throughout the pandemic compared to more volatile markets 25 High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator 1. Only includes stores in the 2021 same-store pool for comparability throughout the period 1

Recent Outperformance 26 High Quality Portfolio | Attractive Demand Profile | Positive Supply Trends | Premier NYC Operator Strong operational backdrop driving improved relative performance Outperformance NYC has seen revenue growth in excess of the portfolio average for each of the last five quarters Rent Growth Continued waning impact of new supply has mitigated prior headwinds to pricing power Consistent Growth Lower beta market drives steady growth that should outperform in a period of macro uncertainty 0% 3% 5% 8% 10% 1q23 2q23 3q23 4q23 1q24 NYC Total SS Total Same-Store Revenue Growth +540 bps